UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2022

Mistras Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34481	22-3341267
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

195 Clarksville Road
Princeton Junction,	New Jersey	08550
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (609) 716-4000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

Mistras Group, Inc. (the “Company”) held its 2022 annual shareholders meeting on May 23, 2022. Shareholders of the Company elected the eight nominees to the Board of Directors for one-year terms, ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2022, approved an amendment to the Mistras Group, Inc. Long-Term Incentive Plan to increase the number of shares authorized for issuance by 1,200,000 shares and approved on an advisory basis the Company’s executive compensation programs. These were the only matters voted upon at the meeting. The voting results are as follows.

1. The eight nominees for election to the Board of Directors were elected based upon the following votes:

Nominee	Votes For	Withheld	Broker Non-Votes
Dennis Bertolotti	24,447,165	578,323	2,655,882
Nicholas DeBenedictis	24,753,467	272,021	2,655,882
James J. Forese	23,540,400	1,485,088	2,655,882
Richard H. Glanton	20,926,776	4,098,712	2,655,882
Michelle J. Lohmeier	24,257,696	767,792	2,655,882
Charles P. Pizzi	24,001,249	1,024,239	2,655,882
Manuel N. Stamatakis	20,027,226	4,998,262	2,655,882
Sotirios J. Vahaviolos	23,771,330	1,254,158	2,655,882

2. The appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2022 was ratified based upon the following votes:

Number of Votes
Votes for approval	27,473,358
Votes against	205,931
Abstentions	2,081

There were no broker non-votes for this item.

3. The amendment to the Mistras Group, Inc. 2016 Long-Term Incentive Plan to increase the number of shares authorized for issuance by 1,200,000 shares was approved based upon the following votes:

Number of Votes
Votes for approval	23,102,624
Votes against	1,830,460
Abstentions	92,404
Broker Non-votes	2,655,882

4. The advisory vote on the Company’s executive compensation programs was approved based upon the following votes:

Number of Votes
Votes for approval	24,119,275
Votes against	658,029
Abstentions	248,184
Broker Non-votes	2,655,882

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISTRAS GROUP, INC.

Date: May 25, 2022	By:	/s/ Michael C. Keefe
		Name:	Michael C. Keefe
		Title:	Executive Vice President, General Counsel and Secretary

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